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                                                                    EXHIBIT 23.4

                         CONSENT OF DIRECTOR NOMINEE

     I, Steven J. Schoch, do hereby consent to being named in the Prospectus constituting part of this Amendment No. 1 on Form S-1 as a nominee for director of VDI Media.

                                       /s/ STEVEN J. SCHOCH
                                       ----------------------------------
                                       Steven J. Schoch